                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            JULY 21, 2004
                                                 -------------------------------

COMMISSION FILE NUMBER:                             1-5273-1
                         -------------------------------------------------------


                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                   13-2565216
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(State of other jurisdiction                       (IRS Employer
     of incorporation)                           Identification No.)


  650 Fifth Avenue, New York, New York                10019-6108
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(Address of principal executive offices)              (Zip Code)

                                 (212) 757- 3300
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              (Registrant's telephone number, including area code)


                                       N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of the Business Acquired.

     Not Applicable


(b)  Pro Forma Financial Information

     Not Applicable


(c)  Exhibits

     99.1  Press Release dated July 21, 2004


ITEM 9
REGULATION FD DISCLOSURE

On July 21, 2004, the Company issued a press release announcing a presentation on July 27, 2004 by John C. Millman, President of Sterling Bancorp, as part of the Keefe, Bruyette & Woods, Inc. Fifth Annual Community Bank Investor Conference. The press release is included herein as Exhibit 99.1.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:  July 22, 2004





BY:    /s/ JOHN W. TIETJEN
       --------------------------------------------
       JOHN W. TIETJEN
       Executive Vice President, Treasurer
       and Chief Financial Officer
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                                  EXHIBIT INDEX



         Exhibit
         Number
         ------
           99.1     Press Release dated July 21, 2004